UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 28, 2017

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England	W1J8AJ
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2017 annual general meeting of the shareholders of Noble Corporation, a company incorporated in England and Wales (the “Company”), was held on April 28, 2017. Matters voted on at the annual general meeting and the results thereof were as follows:

(1)	Resolution 1: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Ashley Almanza	156,422,653	3,119,759	409,615	45,715,754

(2)	Resolution 2: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael A. Cawley	148,218,245	11,319,066	414,716	45,715,754

(3)	Resolution 3: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Julie H. Edwards	151,176,102	8,370,831	405,094	45,715,754

(4)	Resolution 4: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Gordon T. Hall	149,319,110	10,221,412	411,505	45,715,754

(5)	Resolution 5: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Scott D. Josey	151,644,308	7,889,151	418,568	45,715,754

(6)	Resolution 6: The following individual was reelected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Jon A. Marshall	156,485,048	3,050,952	416,027	45,715,754

(7)	Resolution 7: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
Mary P. Ricciardello	153,199,637	6,336,720	415,670	45,715,754

(8)	Resolution 8: The following individual was elected to the Company’s Board of Directors for a one-year term that will expire at the annual general meeting in 2018:

Nominee	For	Against	Abstain	Broker Non-Votes
David W. Williams	148,943,092	8,451,247	2,557,688	45,715,754

(9)	Resolution 9: The resolution to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2017 was approved.

For	Against	Abstain	Broker Non-Votes
201,016,230	3,909,206	742,345	—

(10)	Resolution 10: The resolution to reappoint PricewaterhouseCoopers LLP as the Company’s UK statutory auditors until the 2018 annual general meeting of shareholders was approved.

For	Against	Abstain	Broker Non-Votes
200,171,659	4,727,606	768,516	—

(11)	Resolution 11: The resolution authorizing the Company’s audit committee to determine the UK statutory auditors’ compensation was approved.

For	Against	Abstain	Broker Non-Votes
201,361,568	3,275,721	1,030,492	—

(12)	Resolution 12: The resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved.

For	Against	Abstain	Broker Non-Votes
108,938,981	50,528,425	484,621	45,715,754

(13)	Resolution 13: The resolution to approve, on an advisory basis, a frequency of every year for the submission to shareholders of an advisory vote on the compensation of the Company’s named executive officers was approved.

One Year	Two Years	Three Years	Abstain
156,628,814	318,688	2,270,766	733,759

(14)	Resolution 14: The resolution to approve, on an advisory basis, the directors’ compensation report, which is set out in the annual report and accounts of the Company for the year ended December 31, 2016, was approved.

For	Against	Abstain	Broker Non-Votes
108,781,328	50,657,922	512,777	45,715,754

(15)	Resolution 15: The resolution to approve the directors’ compensation policy, which is set out in the annual report and accounts of the Company for the year ended December 31, 2016, was approved.

For	Against	Abstain	Broker Non-Votes
113,598,198	45,793,206	560,623	45,715,754

(16)	Resolution 16: The resolution to approve an amendment primarily to increase the number of ordinary shares available for issuance under the Noble Corporation plc 2015 Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
152,059,272	7,508,497	384,258	45,715,754

(17)	Resolution 17: The resolution to adopt the Noble Corporation plc 2017 Director Omnibus Plan was approved.

For	Against	Abstain	Broker Non-Votes
151,995,977	7,386,638	569,412	45,715,754

As a consequence of the Board of Director’s recommendation to shareholders voting in the 2017 annual general meeting that the Company hold a shareholder advisory vote on executive compensation every year as well as the results of the advisory vote at the 2017 annual general meeting (see results for resolution #13, above), the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2017

NOBLE CORPORATION

By:	/s/ Adam C. Peakes
Adam C. Peakes
Senior Vice President and Chief Financial Officer